EXHIBIT (99)(a)
NEWS RELEASE

Peoples Bancorp of North Carolina, Inc. Consent Order Terminated

NEWTON, NC / ACCESSWIRE / September 1, 2017 / Peoples Bank, a subsidiary of Peoples Bancorp of North Carolina, Inc. (NASDAQ: PEBK) received notice that the Consent Order issued on August 31, 2015 has been terminated effective August 30, 2017.

Contact:
Lance A. Sellers President and Chief Executive Officer
Joseph Lampron, Jr. Executive Vice President and Chief Financial Officer
828-464-5620, Fax 828-465-6780

SOURCE: Peoples Bancorp of North Carolina, Inc.

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